Exhibit 99.2

 Tech-enabled Engineering AND Training/Consulting Platform For THE GLOBAL NUCLEAR Industry  INVESTOR PRESENTATIONNYSE AMERICAN: GVP

 FORWARD LOOKING STATEMENTSand non-gaap financial measures  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as "expect," "intend," "believe," "may," "will," "should," "could," "anticipate," and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”) plus adjustments for consulting support for revenue recognition analysis, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, and write-down of capitalized software development costs. We define adjusted net income as net income plus adjustments for consulting support for revenue recognition analysis, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, and write-down of capitalized software development costs. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.With respect to Adjusted EBITDA on a forward-looking basis and as a combined company, a reconciliation of the difference between this non-GAAP expectation and the corresponding GAAP measure (expected net income) is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, adjustments to the provision for income taxes, depreciation of fixed assets, amortization of intangibles, costs related to restructuring actions and interest expense, and certain anticipated cost synergies, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.Unless otherwise indicated, all results of operations and the financial condition of the Company are as of June 30, 2017 and all market data set forth in this presentation is as of September 19, 2017. We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.  2

 Who Is GSE SYSTEMS?   3  We provide high-fidelity engineering and training simulators, software and training/consulting services primarily to the power industryWe are one of the market leaders in the global nuclear and fossil power simulation industryWe provide nuclear facilities with specialized technical training and consulting servicesOur solutions enhance employee and plant performance, reduce risk, and improve technical engineering and designWe have a track record of 40+ years serving a global, blue chip client base   Headquarters  Sykesville, MD(Baltimore)  Number of employees1  ~500  IPO date (NYSE American: GVP)  1995  Recent price (9/19/17)   $2.75  Shares outstanding  ~19M  Market cap (9/19/17)  ~$53M  Total cash1 (9/20/17)  ~$15M  Total debt (9/20/17)  $0M  Enterprise value1,2  ~$38M  Revenue1 (LTM)  ~$100M  EV / Revenue1,2  0.4x  1 Pro forma for Absolute Consulting acquisition on September 20, 2017. 2 The Enterprise Value and EV/Revenue figures are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation.

 4  PROCESS  POWER  Serving ThE Power & Process Industries  NUCLEARWorld leader - significant installed baseAll major reactor typesExpert onsite training and consulting servicesFOSSILCoal; clean coal technologyNatural gas, including IGCC  UPSTREAM OIL AND GASComputer-based tutorials and simulation of production and LNG systemsREFINING / PETROCHEMICALComputer-based tutorials and simulation of all major unit operationsSystem and control verificationAdvanced capabilities around concepts, designs and system interactions  We help clients reduce risk, increase revenue and lower costs

 Pro-Forma Revenue – ~$100M (2016)1  5      Nuclear Training & Consulting   Performance Improvement  By Segment  By Industry      Nuclear  Fossil      North America  Europe  By Geography        Utilities  Energy/Other  OEMs        By End-User    Asia    Process    EngineeringServices    EPCs    Government    Other  1 Pro forma for the Absolute Consulting acquisition on September 20, 2017

 6  Business Model – How we make Money1  ~35%30-40+%Engineering Modeling ServicesFixed price, and time and material contractsPercent complete  ~60%10-15%Technical / High-Value StaffingTime and material contractsAs service is performed billing occurs  <5%80-90%SoftwareSale of perpetual license with recurring MX, or SaaS annual subscriptionRatable recognition over life of MX agreement  Simulation /Engineering  Training / Consulting  Training/Simulation Software  % of Revenue:Gross Margin:Primarily Selling:Business Model:Accounting:  1 Pro forma for the Absolute Consulting acquisition on September 20, 2017

 Investment Highlights  7  Revitalized underlying core business and strong organic growth Powerful acquisition platform in place to consolidated a fragmented industry  Leadership with an “owner/operator” mentality; aligned with shareholders (PRSUs) Track record of building companies through successful M&A transactionsExperience and skill-set to deliver operational improvements  Compelling, Scalable Acquisition Platform  Expertise from 40+ years of serving clients in the power and process sectorsProven and differentiated technology for simulation and training solutionsDifficult-to-replicate technology and base of talented, specialized employees  Aligned, ProvenLeadership  40+ years serving a high-barrier-to-entry market Strong, enduring relationships with blue chip power and process companies  Highly Specialized Technology Platform  Blue Chip Client Base   Global nuclear/fossil simulation market >$500M; US nuclear staffing market >$1BFavorable industry drivers: aging workforce crisis, rising demand for carbon-free electricity, and increasing international deployment of nuclear reactors  Large, Growing Addressable Markets  Cash and equivalents of ~$15M1 $0 long-term debt   Strong Financial Position  1 Pro forma for the Absolute Consulting acquisition on September 20, 2017

 GSE SENIOR Leadership   8  Kyle Loudermilk – President & CEO20+ years of executive experience at publicly-listed MicroStrategy and AspenTech, and PE-backed Datatel/Ellucian (Thoma Bravo and Hellman & Freidman)Strong track record revitalizing technology companiesBS, MS, Chemical Engineering – Columbia UniversityHarvard University General Management ProgramChris Sorrells – COO20+ years of experience creating growth strategies for companies at the intersection of power/energy/technology12+ years investing experience as private equity professional; highly experienced utilizing M&A to grow platformsSalomon Smith Barney, Banc of America Securities, NGP Energy Technology PartnersBA – Washington & Lee University; M.Acc. – USC; MBA – College of William & MaryEmmett Pepe – CFO, CPA30+ years of experience in finance management across a variety of business sectors Focus on the software and telecommunications industriesExecutive positions at MicroStrategy, BroadSoft, Software AG, and webMethodsBS, Accounting – Penn State UniversityBahram Meyssami – CTO25 years of experience in the software industryFormer positions at Aspen Technology, Datatel, University of MarylandBS, MS, Ph.D Chemical Engineering – University of MarylandSean Fuller – SVP of Sales25 years of experience in the nuclear industry at General Electric and affiliated companiesFormer positions - Regional Vice President of Sales for Fuel and Services, Vice President Global Services Sales and COO of Global Nuclear Fuel AmericasBS, Mechanical – Nuclear Engineering from Worcester Polytechnic Institute; certified Six Sigma Black Belt  August 2015  August 2015  July 2016  December 2015  March 2016

 Management incentives aligned withShareholders’ interests  9  Since August 2015 management and members of the board of directors have purchased ~300,000 shares, or ~1.5% of the Company Vast majority of equity compensation received by executives and key employees is structured in performance-restricted stock units (“PRSUs”) with the following vesting thresholds:   GSE share price - 09/19/2017  % of total PRSUs that vest  GSE 30-Day VWAP Threshold1  1VWAP = volume weighted average price of GSE common stock  GSE share price - 08/24/2015

 Strategy to utilize GSE as an Acquisition Platform  10  Understand the power and process vendor ecosystem – look for asymmetrical risk/reward acquisitionsAccumulated database of >150 potential targets, in two categories:softwaretechnical engineering, consulting, training and staffingPlan to be very disciplined, adhering to five main acquisition criteria:Immediate or near-term earnings accretion Strong target company fundamentals Good strategic fit, including capacity to leverage our global footprintHigh potential for cost and revenue synergies Ease of integration – business model, management, and culture

 Absolute Consulting Validates GSE’s Acquisition platform   11  GSE acquired Absolute Consulting on September 20, 2017Formed in 1997, Absolute Consulting provides technical consulting and staffing solutions to the global nuclear power industry Transaction expected to be immediately accretive to earnings      Enhanced Value

 Attractive Deal Metrics   12  Purchase Price  Consideration Mix  RevenueEV/Revenue  Adjusted EBITDAEV/EBITDA  Close Date  September 20, 2017  $8.75 million1  100% Cash   ~$40 million (trailing twelve months)0.2x  $2.0+ million (trailing twelve months, including identified synergies)2~4.0x  Absolute Consulting, Inc. Transaction Overview:  ROIC (est.)  20%+ (assuming utilization of GSE’s NOLs)2  Compelling platform in place to consolidate a fragmented industry   1 Subject to customary pre- and post-closing working capital adjustments2 Non-GAAP disclosure

             1976  1995  2011  2014  2015  GSE Predecessor, Link Simulation, Founded  2011 Fukushima  1950s First nuclear power plants developed      1979 and 1986 Three Mile Island and Chernobyl drive market growth    Today and beyondAging workforce, growing global electricity demand, push for carbon-free energy, nuclear new-build momentum    IPONYSE MKT: GVP  Acquired Nuclear Training & Consulting Business - Hyperspring  New ManagementLaunches Turnaround and Growth Strategy  Acquired Process Software Business - EnVision Systems  40-year history – Founded in 1976, Reinvented in 2015  13    2017  Acquired Nuclear Training & Consulting Business - Absolute

 Proven technology / Services   14        459  Nuclear  Fossil  Oil & Gas, Petrochemical  Full-Scope Simulator Installations1  Computer-Based Tutorials & Operator Training Simulators1      Tutorials  Simulators  1,262  1 as of January 2016

 Highly educated, Specializedemployee base (~500)1   15        Technical Training/Consulting  Engineering  Corporate      Nuclear  Fossil    Software Development    Corp./Other    Process  Employees ByTechnical Focus  Employees By Industry/Function  1 Pro forma for the Absolute Consulting acquisition on September 20, 2017

 Representative Blue chip customers   x  16  The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

   Significant market opportunity (in millions)  17  Global Nuclear / Fossil Simulation(~$500M market)1  US Nuclear Staffing / Training(~$1.2B market)1  1 Source: Company estimates based on various publicly available resources and proprietary research2 Pro forma for the Absolute Consulting acquisition on September 20, 2017  GSE    GSE2  Performance Improvement Solutions  Nuclear Training & Consulting

 What is driving MARKET demand?  Increasing demand for carbon-free electricity, such as nuclear powerRising deployment of nuclear reactors globally, with China leading the way Japan’s restart of nuclear reactors post-FukushimaInitiatives such as “Delivering the Nuclear Promise” Widening skills gap and aging workforce—a significant issue in the US power industry  18  1source: NEI, September 20152source: NEI estimates per Power Engineering magazine, February 2015   “Nuclear energy is America’s top source of carbon-free electricity and avoids more than 1/2 billion tons of carbon emissions each year.”1  “39% of the nuclear workforce will be eligible for retirement by 2018, which means the industry must hire 20,000 new workers over the next four years to replace those retiring workers.”2   X

 Robust Nuclear INDUSTRY Benefits GSE  19  1source: NEI, May’17 (China excludes Taiwan); 2source: NEI, Nov’16 (excludes V.C. Summer 2,3); 3source: World Nuclear Association, August’17  TODAY  NEAR TERM  LONGER TERM  Global nuclear reactor installed base1: 449     Ongoing fees for maintenance, re-hosting, retuning, model upgrades, training   Nuclear reactors under construction2: 58  New nuclear capacity needed by 2050 to meet Harmony vision3: 1000 GW    New simulator sales +Incremental fees for maintenance, re-hosting, retuning, model upgrades  New simulator sales+Incremental fees for maintenance, re-hosting, retuning, model upgrades    Nuclear Units Under Construction by Country  Operable Nuclear Reactors – Top 10 Countries  Projected New Capacity (GW per Year) Required to Meet Harmony Targets3  GSE’s opportunity:

 Financial AND Operating Highlights1  20  Revenue (in $M)  Gross Profit (in $M)  Adjusted EPS (Diluted)2  +32%  +27%   Adjusted EBITDA (in $M)2  1 Excludes Absolute Consulting acquisition 2 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix   +48%   +50%

 Investment CONCLUSIONS  21  GSE is a tech-enabled engineering and training/consulting company focused on the power and process industries  Proven simulation and training technology with a highly-specialized employee base  Large addressable markets supported by favorable industry drivers  Enduring relationships with blue-chip clients developed over 40+ years  Strong financial position, including ~$15M1 cash and $0 long term debt  Strong leadership team aligned with shareholders, driving a new growth plan   Powerful, scalable acquisition platform in place to enhance growth and build shareholder value  1 Pro forma for the Absolute Consulting acquisition on September 20, 2017

 22  Tech-enabled Engineering AND TRAINING/Consulting PlatformFor THE GLOBAL Power and Process Industries  Q&A

 23  APPENDIX

 EMERGING ADVANCED NUCLEAR REACTOR INDUSTRY   24  source: ThirdWay (http://www.thirdway.org/)

 GSE SYSTEMS Financial History1   25  Financial Summary  Fiscal Year Ended             6 Months Ended    (in $ millions, except shares amounts)  2013  2014  2015  2016     June 30, 2016  June 30, 2017  Revenue  47.6  37.5  56.8  53.1     25.4  33.5  Gross Profit  10.4  10.8  12.9  15.2     7.2  9.1  Gross margin  22%  29%  23%  29%     28%  27%  Operating (loss) income  -10.7  -7.5  -4.1  1.6     0.4  0.7  Operating margin  -22%  -20%  -7%  3%     2%  2%  Net (loss) income  -10.5  -7.3  -4.7  1.4     0.2  0.6  Diluted EPS  ($0.58)  ($0.41)  ($0.26)  $0.08      $0.01  $0.03  Diluted shares  18,150,915  17,887,859  17,892,891  18,512,266     18,194,039  19,471,794  EBITDA  -9.7  -6.6  -3.3  2.4     0.9  1.3  Adjusted EBITDA  -2.0  -4.4  1.4  4.6    2.1  3.0  Adjusted net (loss) income  -2.8  -5.1  0.0  3.6    2.3  1.4  Adjusted EPS – diluted  ($0.15)  ($0.29)  $0.00  $0.20    $0.08  $0.12                  Balance Sheet (in $ millions)  June 30, 2017              Cash and cash equivalents  24.5              Current assets  41.7              Total assets  49.9              Current liabilities  26.3              Long-term debt  -              Total stockholders' equity  22.3              In prior years, the Company recognized revenue on multiple element arrangements which included sales of its EnVision software product as delivery occurred on each element except post contract support ("PCS"). PCS revenue was recognized ratably over the PCS term. During the fourth quarter of 2015, management determined that that Company had not established vendor specific objective evidence ("VSOE") of the fair value for any of the elements in multiple element transactions including sales of its EnVision software licenses. Accordingly, the consolidated financial statements have been revised to recognize all revenue on multiple element transactions including EnVision software license sales ratably over the PCS terms on these transactions since VSOE did not exist for any of the non-software elements in these multiple element transactions. The revision to revenue resulted in a decrease to revenue and an increase in operating loss of $587,000 for the year ended December 31, 2014. The revision also had the effect of increasing billings in excess by $1.2 million, decreasing unbilled receivables by $62,000, increasing prepaid expenses and other current assets by $291,000 and increasing the accumulated deficit by $415,000 at December 31, 2014 as a result of the cumulative adjustment for prior periods.   1 Excludes Absolute Consulting

 GSE SYSTEMS ebitda and Adjusted EBITDA reconciliation (in $ Thousands)1  26  EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure (net income) in accordance with SEC Regulation G follows:  1 Excludes Absolute Consulting

 Adjusted Net Income and Adjusted EPS reconciliation (In $ Thousands, except share amounts)1  27  Adjusted Net Income and adjusted earnings (loss) per share (“adjusted EPS”) are not measures of financial performance under generally accepted accounting principles (“GAAP”). Management believes adjusted net income and adjusted EPS, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:  1 Excludes Absolute Consulting

 contacts  28  Kalle Ahl (212) 836-9614kahl@equityny.comDevin Sullivan(212) 836-9608dsullivan@equityny.com   Kyle Loudermilk, CEO(410) 970-7800kyle.loudermilk@gses.comChris Sorrells, COO(410) 970-7802chris.sorrells@gses.com